United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): ______

Pan Ocean Container Supplies Ltd.

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(Exact name of registrant as specified in its charter)

Nevada	333-144681	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Dongcheng District, Beijing, China 100027

(Address of principal executive offices with zip code)

949-419-6588

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On March 1, 2016, Pan Ocean Container Supplies Ltd. (the "Company") sent a notice to Pan Ocean Container Supplies Co., Ltd. (Pan Ocean) terminating, effective immediately, the Material Definitive Agreement, dated July 10, 2014, between the Company and Pan Ocean (the "Agreement"). The Company terminated the Agreement pursuant to Section 9 of the Agreement.

The foregoing description of the Agreement in this report does not purport to be complete and is qualified by reference to the full text of the Agreement. The Agreement is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Pan Ocean Container Supplies, Ltd.

Signed: /s/ Qi Tang

Name: Qi Tang

Title: President and Chief Executive Officer

Date: March 4, 2016